UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2026

APOGEE ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 West 78th Street, Suite 520	Minneapolis	Minnesota	55435
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(952) 835-1874
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.33 1/3 Par Value	APOG	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
 ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Share Purchase Agreement
On September 2, 2026, Apogee Enterprises, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with the sellers party thereto (collectively, the “Sellers”), pursuant to which the Company, through a newly formed, wholly owned subsidiary, agreed to acquire 100% of the issued and outstanding equity interests of SIA “Alzette”, a Latvian limited liability company (“Alzette”) (the “Transaction”). Alzette owns 100% of the equity interests of SIA “GroGlass” (“Groglass”), a Latvia-based provider of high-performance glass surface solutions specializing in anti-reflective and other advanced coating technologies.
Under the terms of the Purchase Agreement, the Transaction values Groglass at approximately €62.5 million on a cash-free, debt-free basis; the final purchase price is subject to the adjustments set forth in the Purchase Agreement and is inclusive of a contingent payment described in the next sentence. A portion of the consideration may become payable following closing based upon the achievement of specified financial performance targets during the three-year period following closing. The maximum contingent consideration payable pursuant to the earnout provisions is €10 million.
The Company intends to finance the cost of the Transaction with cash on hand and borrowings under its existing credit facility.
The Purchase Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this nature. Closing of the Transaction is subject to the satisfaction or waiver of customary closing conditions and is expected to occur during the Company’s third quarter of fiscal 2027.
In connection with the Transaction, the parties, certain of their affiliates and certain of Groglass’ employees will also enter into certain other ancillary agreements, including employment, consulting and restrictive covenant agreements.
The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. This summary of the principal terms of the Purchase Agreement and the copy of the Purchase Agreement filed as Exhibit 2.1 have been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Sellers, Groglass, Alzette or any of their respective subsidiaries or affiliates. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchase Agreement. Moreover, the representations, warranties and covenants in the Purchase Agreement were made as of specific dates, were made solely for the Purchase Agreement and for the purposes of allocating risk between the parties to the Purchase Agreement, rather than establishing matters as facts, are solely for the benefit of such parties, may be subject to qualifications or limitations agreed upon by such parties and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission. Accordingly, investors are not third-party beneficiaries under the Purchase Agreement and the representations, warranties and covenants in the Purchase Agreement, and any descriptions thereof, should not be relied on as characterizations of the actual state of facts or circumstances of the Company, the Sellers, Groglass, Alzette or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01	Regulation FD Disclosure.
On September 2, 2026, the Company issued a press release (the “Press Release”) regarding the matters described in Item 1.01 of the Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and incorporated into this Item 7.01.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
This Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “will” and similar expressions are intended to identify “forward-looking statements”. These statements reflect Apogee management’s expectations or beliefs as of the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements are qualified by factors that may affect the results, performance, financial condition, prospects and opportunities of the Company, including the following: (A) the risk of not closing the pending Transaction, or of not closing it on the expected timeline; (B) risks related to integration of the operations and business of Groglass into the Company following the closing of the Transaction; (C) the risk of not achieving projected cost synergies following the closing of the Transaction, or of not achieving them on the projected timeline; and (D) the risk of not achieving our expected revenue, margin and profitability targets in connection with the Transaction. The Company cautions investors that actual future results could differ materially from those described in the forward-looking statements and that other factors may in the future prove to be important in affecting the Company’s results, performance, prospects, or opportunities. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the impact of each factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
2.1*	Share Purchase Agreement between Daugava Finance S.A. and Tiger MergeCo SIA dated as of September 2, 2026
99.1	Press Release of Apogee Enterprises, Inc. issued on September 2, 2026
104	Cover page interactive data file (formatted in inline XBRL).
* This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the U.S. Securities and Exchange Commission upon request by the Commission provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.
By:	/s/ Bryan A. Welp
Bryan A. Welp
Vice President, General Counsel and Secretary
Date: September 2, 2026